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                                                                   EXHIBIT 10.04


                                ESCROW AGREEMENT


TO:  The Bank of New York
     101 Barclay Street
     New York, New York 10286



          The following property is to be deposited with you as "Escrow Agent": all proceeds of the subscriptions for the Units of Limited Partnership Interest (referred to herein as the "Units") of ML PRINCIPAL PROTECTION L.P., (formerly, ML Principal Protection Plus L.P.), a Delaware limited partnership being offered pursuant to a continuous public offering of the Units, received by MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and certain of its affiliates, as selling agent ("Selling Agent") for ML PRINCIPAL PROTECTION L.P., which are accepted by MERRILL LYNCH INVESTMENT PARTNERS INC. (formerly ML Futures Investment Partners Inc.), the general partner ("General Partner") of ML PRINCIPAL PROTECTION L.P., Escrow Account No. 328436. The Unit price will be $100. Such subscriptions may be deposited in the Escrow Account established under this Escrow Agreement either by certified or clearinghouse check, or Federal Funds wire transfer, to be determined by the General Partner, duly made out to the Escrow Agent in the following form: "THE BANK OF NEW YORK, AS
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ESCROW AGENT FOR ML PRINCIPAL PROTECTION L.P., ESCROW ACCOUNT NO. 328436." If
the deposit into the Escrow Account is made by certified check or Federal Funds wire transfer, the Escrow Agent shall invest the funds deposited on the same day as deposited, provided such deposit is received by the Escrow Agent by 10:00 a.m. E.S.T. If the deposit into the Escrow Account is made by certified check or Federal Funds wire transfer and received by the Escrow Agent after 10:00 a.m. E.S.T., the Escrow Agent shall invest the funds deposited on the next business day. If the deposit into the Escrow Account is made by clearinghouse check, the Escrow Agent shall invest the funds deposited on the next business day following the receipt of the clearinghouse check. The Selling Agent will retain all Subscription Agreement and Power of Attorney signature pages submitted by subscribers.

          As Escrow Agent, you are hereby directed to hold, deal with and dispose of the aforesaid property and any other property, including without limitation, interest earned on funds held in the Escrow Account, at any time held by you hereunder in the following manner, subject, however, to the terms and conditions hereinafter set forth:

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          Units are sold to the public, on a continuous basis, as of the beginning of each calendar quarter (hereinafter referred to as a "Closing Date"). There is no minimum number of Units which must be sold as of the beginning of any calendar quarter for any Units then to be sold. The General Partner may terminate, but not suspend, the offering at any time upon verbal notice promptly confirmed in writing to you.

          On each Closing Date the Escrow Agent shall, upon (i) written instructions from the Selling Agent, the General Partner and ML PRINCIPAL PROTECTION L.P., and (ii) possession in the Escrow Account of cleared funds in payment of subscriptions, release all funds then held in such Escrow Account, except as otherwise provided herein, to the ML PRINCIPAL PROTECTION TRADING L.P. (a Delaware limited partnership which serves as the trading subsidiary of ML PRINCIPAL PROTECTION L.P. and of which ML PRINCIPAL PROTECTION L.P. is the sole limited partner and the General Partner is the sole general partner) commodity trading account maintained with MERRILL LYNCH FUTURES INC. ("Broker"), as commodity broker for ML PRINCIPAL PROTECTION TRADING L.P., or to the checking account of ML PRINCIPAL PROTECTION L.P., as the General Partner may direct. No selling commissions or offering

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or other charges are payable from any amounts held in escrow. The General
Partner shall give you verbal notice (promptly confirmed in writing) of the Closing Date at least three business days prior thereto. In lieu of liquidating investments in which the escrow funds are being maintained, the Escrow Agent may transfer such investments in kind to the checking account of ML PRINCIPAL PROTECTION L.P., with the consent of the General Partner.

          As promptly as practicable (but in no event more than 10 business days) after each Closing Date, you shall remit to the Selling Agent a check for all interest earned on subscribers' funds while in escrow. All interest earned on rejected subscriptions shall be distributed by the Selling Agent (upon receipt of funds from you) to the appropriate subscribers as described above, irrespective of amount.

          In the event that the General Partner terminates the offering of the Units at a time when any subscription funds are held in escrow, the Escrow Agent shall, as promptly as practicable, and in no event later than 5 business days thereafter, transmit to the Selling Agent a check or checks in

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the amount of the subscriptions received plus the interest actually earned thereon while held in escrow.

          The Escrow Agent shall invest all funds deposited in the Escrow Account in United States Treasury Bills, time deposits or other securities to which the General Partner instructs the Escrow Agent in writing. The General Partner shall instruct the Escrow Agent as to in which securities the funds in the Escrow Account shall be invested prior to 10:00 a.m. E.S.T. on any date on which funds shall be invested. In the absence of such instruction the Escrow Agent is authorized to invest such funds in securities which have the same maturity as the last set of instructions received.

          At any time prior to the release of a subscriber's funds from the Escrow Account, the General Partner is authorized to notify the Escrow Agent that such subscription has not been accepted (irrespective of how long such subscription has been held in the Escrow Account and of whether the General Partner had previously indicated its willingness to accept such subscription), and the General Partner is further authorized to direct the Escrow Agent to return any funds held in the Escrow Account

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to the Selling Agent for the benefit of the person submitting such subscription
(including any interest attributable to such funds while held in the Escrow Account). In the event a subscription has not been accepted, the Selling Agent shall provide the Escrow Agent with the name of the subscriber, the number of Units subscribed for each such subscriber, the amount of principal initially deposited or the amount debited to the subscriber's customer securities account. Such refund of subscriptions, plus interest, shall be made in the case of each rejected subscription in the same manner described above in the event that any offering of a series of Units is terminated without Units being sold.

          The Selling Agent acknowledges and agrees that the method established pursuant to this Escrow Agreement for the refund of rejected subscriptions and of interest earned on subscriptions is only acceptable under Rule 15c2-4 of the Securities Exchange Act of 1934 provided that the Selling Agent informs subscribers of when their customer securities accounts at the Selling Agent will be credited with such refunded subscription payments and/or interest income. Accordingly, the Selling Agent undertakes that it will (a) credit the appropriate subscribers'

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customer securities accounts as promptly as practicable (and in no event more than 5 business days) after receipt of the necessary funds from the Escrow Agent and information indicating the amounts so due, and (b) inform all subscribers as soon as practicable of the date that the amounts to be credited will be available in their respective customer accounts.

          Interest earned on funds while held in the Escrow Account shall be allocated among subscribers in proportion to the amounts of their respective subscriptions and the lengths of time their subscriptions were held in escrow.

                 --------------------------------------------

          Prior to delivery as described above, ML PRINCIPAL PROTECTION L.P. shall have neither title to nor interest in the funds on deposit in the Escrow Account, and such funds shall under no circumstances be subject to the liabilities or indebtedness of ML PRINCIPAL PROTECTION L.P.

          All documents, including any instruments necessary to the negotiation or other transfer of the assets held in the Escrow Account, deposited simultaneously with the execution of

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this Escrow Agreement are approved by the parties hereto, other than the Escrow
Agent. The Escrow Agent shall not be obliged to inquire as to the form, manner of execution or validity of any of these documents or of any document hereafter deposited in the Escrow Account upon the instruction of the General Partner, nor shall the Escrow Agent be obliged to inquire as to the identity, authority or rights of the persons executing the same.

          The General Partner shall indemnify and save the Escrow Agent harmless from losses, costs, and expenses (including reasonable attorneys' fees) incurred by the Escrow Agent in any suit or claim arising out of or in connection with this Escrow Agreement except claims which are occasioned by the Escrow Agent's negligence, bad faith, or willful misconduct. This indemnity shall survive the termination of this Escrow Agreement.

          The Escrow Agent shall not be liable for any error of judgment, for any act done or steps taken or omitted by the Escrow Agent in good faith (including without limitation the liquidation of investments held in the Escrow Account), for any mistake of fact or law, or for anything which the Escrow Agent may do or refrain from doing in connection herewith, except for

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the Escrow Agent's own negligence, bad faith, or willful misconduct. No provision of this Agreement shall require the Escrow Agent to expand or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

          In case of conflicting demands upon the Escrow Agent, the Escrow Agent may withhold performance of this Escrow Agreement until such time as said conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.

          Any notice which the Escrow Agent is required or desires to give hereunder to any of the undersigned shall be in writing and may be given by mailing the same to the address of the undersigned indicated under their respective signatures hereon (or to such other address as said undersigned may substitute therefor by written notification to the Escrow Agent). For all purposes hereof, any notice shall be effective only when actually received. Notices to the Escrow Agent shall be in writing and shall not be deemed effective until actually received

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by the Escrow Agent's trust department. Whenever under the terms hereof the time for giving notice or performing an act falls upon a Saturday, Sunday or bank holiday, such time shall be extended to the Escrow Agent's next business day.

          The Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement, and the Escrow Agent shall not be subject to, nor obligated to recognize, any other agreement between, or direction or instruction of, any or all of the parties hereto even though reference thereto may be made herein; provided, however, that with the Escrow Agent's written consent, this Escrow Agreement may be amended at any time or times by an instrument in writing signed by all of the then parties in interest.

          If any property in the Escrow Account is at any time attached, garnished or levied upon, under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, then in any of such events, the Escrow Agent is authorized, in its

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sole discretion, to rely upon and comply with any such order, writ, judgment or decree, which the Escrow Agent is advised by legal counsel of its own choosing is binding upon the Escrow Agent, and if the Escrow Agent complies with any such order, writ, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

          The Escrow Agent may resign by giving fifteen (15) business days' written notice to the undersigned as aforesaid; and thereafter, subject to the possible applicability of the provisions of the preceding paragraph hereof in the event that any property in the Escrow Account has been attached, garnished or levied upon, shall deliver all remaining property in the Escrow Account upon the joint written and signed order of the undersigned. If no such order is received by the Escrow Agent within thirty days after mailing such notice, the Escrow Agent is unconditionally and irrevocably authorized and empowered to send any and all property in the Escrow Account by registered mail to the respective depositors thereof (irrespective of whether the

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Escrow Agent shall have received any certificate regarding, or funds in respect of, additional interest from the General Partner).

          The General Partner may remove the Escrow Agent at any time (with or without cause) by giving at least 25 days' written notice thereof. Within 10 days after receiving such notice, the General Partner and the Selling Agent shall jointly agree on and appoint a successor escrow agent at which time the Escrow Agent shall either distribute the funds held in the Escrow Account, less its fees, costs and expenses or other obligations owed to it as directed by the joint instructions of the General Partner and the Selling Agent or hold such funds, pending distribution, until all such fees, costs and expenses or other obligations are paid. If a successor escrow agent has not been appointed or has not accepted such appointment by the end of the 10 day period, the Escrow Agent may appeal to a court of competent jurisdiction for the appointment of a successor escrow agent, or for other appropriate relief and the costs, expenses and reasonable attorneys fees which the Escrow Agent incurs in connection with such a proceeding shall be paid by the General Partner.

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          The General Partner shall pay the Escrow Agent pursuant to the Escrow
Agent's customary fee schedule. The Escrow Agent agrees that it shall have no right against ML PRINCIPAL PROTECTION L.P. or its subsidiary, ML PRINCIPAL PROTECTION TRADING L.P. with respect thereto. This paragraph shall survive termination of the Agreement.

          This agreement shall be construed, enforced, and administered in accordance with the laws of the State of New York.

          In the event of any dispute between or conflicting claims by or among the General Partner or the Selling Agent and/or any other person or entity with respect to any funds held in the Escrow Account, the Escrow Agent shall be entitled, at its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such funds so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the General Partner or the Selling Agent for its failure or refusal to comply with such conflicting claims, demands or instructions, except to the extent under the circumstances such failure would constitute negligence, bad faith or willful misconduct on the Escrow Agent's

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part.  The Escrow Agent shall be entitled to refuse to act until, at its sole discretion, either such conflicting or adverse claims or demands shall have been finally determined in a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing, satisfactory to the Escrow Agent or the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save it harmless from and against any and all loss, liability or expense which it may incur by reason of its acting. The Escrow Agent may in addition elect at its sole discretion to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary.

          The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

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          This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

          The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy shall not preclude or inhibit the subsequent exercise of such right or remedy.

          This Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

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Dated at New York, New York as of ________, 1996

            Parties to the Escrow
            ---------------------

ML PRINCIPAL PROTECTION L.P.

By:  MERRILL LYNCH INVESTMENT PARTNERS INC.
     General Partner
     Merrill Lynch World Headquarters
     Sixth Floor
     South Tower
     World Financial Center
     New York, New York 10080-6106


By:  _______________________________
     James M. Bernard
     Vice President


MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED, Selling Agent
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10080-6106


By:  _______________________________
     John R. Frawley, Jr.


                                      Accepted this ____ day of
                                      _____________, 1996

                                      THE BANK OF NEW YORK
                                      101 Barclay Street
                                      New York, New York  10286


                                      By: ________________________
                                          Name:
                                          Title:

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